QUARTERLY FINANCIAL SUPPLEMENT

DECEMBER 31, 2014

KITE REALTY GROUP TRUST

INVESTOR RELATIONS CONTACTS:

Dan Sink, Chief Financial Officer
Margaret Kofkoff, Senior Financial Analyst & Investor Relations

30 S. MERIDIAN STREET • INDIANAPOLIS, INDIANA 46204 • 317.577.5600 • KITEREALTY.COM

QUARTERLY FINANCIAL SUPPLEMENT – DECEMBER 31, 2014

PAGE NO.	TABLE OF CONTENTS

3	Corporate Profile
4	Contact Information
5	Important Notes
6	Corporate Structure Chart
7	Consolidated Balance Sheets
8	Consolidated Statements of Operations for the Three and Twelve Months Ended December 31
9	Funds from Operations and Adjusted Funds from Operations for the Three and Twelve Months Ended December 31
10	Other Financial Information
11	Market Capitalization
11	Ratio of Debt to Total Undepreciated Assets as of December 31
11	Ratio of Company Share of Net Debt to EBITDA as of December 31
12	Same Property Net Operating Income for the Three and Twelve Months Ended December 31
13	Net Operating Income by Quarter
14	Consolidated Joint Venture Summary
15	Summary of Outstanding Debt as of December 31
16	Maturity Schedule of Outstanding Debt as of December 31
19	Top 10 Retail Tenants by Gross Leasable Area
20	Top 25 Tenants by Annualized Base Rent
21	Retail Leasing Summary
22	Lease Expirations – Operating Portfolio
23	Lease Expirations – Retail Anchor Tenants
24	Lease Expirations – Retail Shops
25	Lease Expirations – Office Tenants
26	Summary Retail Portfolio Statistics Including Joint Venture Properties
27	Summary Office Portfolio Statistics
28	Development Projects
29	Redevelopment Projects
30	2014 Property Dispositions
31	Geographic Diversification – Operating Portfolio
32	Operating Retail Portfolio Summary Report
37	Operating Office Properties
38	2015 Earnings Guidance

QUARTERLY FINANCIAL SUPPLEMENT – DECEMBER 31, 2014

General Description

Kite Realty Group Trust is a full-service, vertically integrated real estate investment trust (REIT) engaged primarily in the ownership and operation, acquisition, development and redevelopment of high-quality neighborhood and community shopping centers in select markets in the United States. As of December 31, 2014, we owned interests in 123 properties totaling approximately 25 million square feet and an additional 0.9 million square feet in four development projects currently under construction.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our development portfolio and identify additional growth opportunities in the form of acquisitions and redevelopments. New investments are focused in the shopping center sector in markets where we currently operate and where we believe we can leverage our existing infrastructure and relationships to generate attractive risk-adjusted returns.

Company Highlights as of December 31, 2014

	# of Properties	Total GLA /NRA1	Owned GLA /NRA1

Operating Retail Properties2	118	23,859,680	16,156,995
Operating Office Properties	2	406,063	406,063
Redevelopment Properties
- Under Construction	1	164,665	162,693
- Pending Construction	2	212,163	204,463
Subtotal Redevelopment Properties	3	376,828	367,156
Total Operating and Redevelopment Properties	123	24,642,571	16,930,214

Development Projects:
- Under Construction	4	862,749	627,321
Subtotal Development Properties	4	862,749	627,321
Total All Properties	127	25,505,320	17,557,535

	Retail	Office	Total1

Operating Properties – Leased Percentage1	94.8%	93.4%	94.8%

States			26

Stock Listing: New York Stock Exchange symbol: KRG

____________________
1	Excludes square footage of structures located on land owned by the company and ground leased to tenants.

2	Includes seven properties held for sale with 740,034 owned square feet and a leased percentage of 93.8%.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/14

CONTACT INFORMATION

Corporate Office

30 South Meridian Street, Suite 1100
Indianapolis, IN 46204
(888) 577-5600
(317) 577-5600
www.kiterealty.com

Investor Relations Contacts:	Analyst Coverage:	Analyst Coverage:

Dan Sink, Chief Financial Officer	Bank of America/Merrill Lynch	KeyBanc Capital Markets
Kite Realty Group Trust	Mr. Jeffrey Spector/Mr. Craig Schmidt	Mr. Jordan Sadler/Mr. Todd Thomas
30 South Meridian Street, Suite 1100	(646) 855-1363/(646) 855-3640	(917) 368-2280/(917) 368-2286
Indianapolis, IN 46204	jeff.spector@baml.com	tthomas@keybanccm.com
(317) 577-5609	craig.schmidt@baml.com	jsadler@keybanccm.com
dsink@kiterealty.com
	BMO Capital Markets	Raymond James
Margaret Kofkoff, CFA	Mr. Paul E. Adornato	Mr. Paul Puryear/ Mr. Daniel Mannix, CFA
Senior Financial Analyst &	(212) 885-4170	(727) 567-2253/ (727) 567-2619
Investor Relations	paul.adornato@bmo.com	paul.puryear@raymondjames.com
Kite Realty Group Trust		daniel.mannix@raymondjames.com
30 South Meridian Street, Suite 1100	Capital One Securities, Inc.
Indianapolis, IN 46204	Mr. Christopher Lucas/Mr. Vineet Khanna	Sandler O’Neill
(317) 713-7644	(571) 633-8151/(571) 835-7013	Mr. Alexander Goldfarb/Mr. Andrew Schaffer, CAIA
mkofkoff@kiterealty.com	christopher.lucas@capitalone.com	(212) 466-8062/(212) 466-7937
	vineet.khanna@capitalone.com	agoldfarb@sandleroneill.com
Transfer Agent:		aschaffer@sandleroneill.com
Citigroup Global Markets
Broadridge Financial Solutions	Mr. Michael Bilerman/Ms. Christy McElroy	Stifel, Nicolaus & Company, Inc.
Ms. Kristen Tartaglione	(212) 816-1383/(212) 816-6981	Mr. Nathan Isbee/Ms. Jennifer Hummert
2 Journal Square, 7th Floor	michael.bilerman@citigroup.com	(443) 224-1346 /(443) 224-1288
Jersey City, NJ 07306	christy.mcelroy@citigroup.com	nisbee@stifel.com
(201) 714-8094		hummertj@stifel.com
Cowan Group Inc.
Stock Specialist:	Mr. Michael Gorman	Wells Fargo Securities, LLC
	(646) 562-1320	Mr. Jeffrey J. Donnelly, CFA /Ms. Tamara Fique
Barclays Capital	michael.gorman@cowan.com	(617) 603-4262/(443) 263-6568
45 Broadway		jeff.donnelly@wellsfargo.com
20th Floor	Hilliard Lyons	tamara.fique@wellsfargo.com
New York, NY 10006	Ms. Carol L. Kemple
(646) 333-7000	(502) 588-1839
ckemple@hilliard.com

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/14

IMPORTANT NOTES

Interim Information

This Quarterly Financial Supplement contains historical information of Kite Realty Group Trust (“the Company” or “KRG”) and is intended to supplement the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 to be filed on or about March 2, 2015, which should be read in conjunction with this supplement. The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements

This supplemental information package contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•	national and local economic, business, real estate and other market conditions, particularly in light of the recent slowing of growth in the U.S. economy;
•	financing risks, including the availability of and costs associated with sources of liquidity;
•	the Company’s ability to refinance, or extend the maturity dates of, its indebtedness;
•	the level and volatility of interest rates;
•	the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies;
•	the competitive environment in which the Company operates;
•	acquisition, disposition, development and joint venture risks;
•	property ownership and management risks;
•	the Company’s ability to maintain its status as a real estate investment trust (“REIT”) for federal income tax purposes;
•	potential environmental and other liabilities;
•	impairment in the value of real estate property the Company owns;
•	risks related to the geographical concentration of our properties in Indiana, Florida, Texas and North Carolina;
•	other factors affecting the real estate industry generally; and
•
other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and in our quarterly reports on Form 10-Q.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Funds from Operations

Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (NAREIT), which we refer to as the White Paper. The White Paper defines FFO as net income (determined in accordance with generally accepted accounting principles (GAAP)), excluding gains (or losses) from sales and impairments of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Considering the nature of our business as a real estate owner and operator, we believe that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, we have also provided FFO adjusted for the write-off of deferred financing costs in the first quarter of 2013, a gain on debt extinguishment in the third quarter of 2013, and costs incurred in 2014 related to our merger with Inland Diversified Real Estate Trust and other acquisitions .  We believe this supplemental information provides a meaningful measure of our operating performance.  We believe our presentation of adjusted FFO provides investors with another financial measure that may facilitate comparison of operating performance between periods and among our peer companies.  FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.

Net Operating Income

Net operating income (NOI) is provided here as a supplemental measure of operating performance. NOI is defined as property revenues less property operating expenses, excluding depreciation and amortization, interest expense, impairment, and other items. We believe this presentation of NOI is helpful to investors as a measure of our operational performance because it is widely used in the real estate industry to measure the performance of real estate assets without regard to various items, included in net income, that do not relate to or are not indicative of operating performance, such as depreciation and amortization, which can vary depending upon accounting methods and book value of assets. We also believe NOI helps our investors to meaningfully compare the results of our operating performance from period to period by removing the impact of our capital structure (primarily interest expense on our outstanding indebtedness) and depreciation of the basis in our assets from our operating results. NOI should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/14

CORPORATE STRUCTURE CHART - DECEMBER 31, 2014

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/14

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	December 31, 2014	December 31, 2013
Assets:

Investment properties, at cost	$3,732,747,979	$1,877,058,271
Less: accumulated depreciation	(315,092,881)	(232,580,267)
	3,417,655,098	1,644,478,004

Cash and cash equivalents	43,825,526	18,134,320
Tenant and other receivables, including accrued straight-line rent of $18,629,987 and $14,490,070, respectively, net of allowance for uncollectible accounts	48,096,669	29,334,235
Restricted cash and escrow deposits	16,170,973	11,046,133
Deferred costs and intangibles, net	159,977,680	56,387,586
Prepaid and other assets	8,847,088	4,546,752
Assets held for sale2	179,642,501	-
Total Assets	$3,874,215,535	$1,763,927,030
Liabilities and Equity:
Mortgage and other indebtedness1	$1,554,263,020	$857,144,074
Accounts payable and accrued expenses	75,149,213	61,437,187
Deferred revenue and intangibles, net and other liabilities	136,409,308	44,313,402
Liabilities held for sale2	81,164,271	-
Total Liabilities	1,846,985,812	962,894,663

Commitments and contingencies

Limited Partners’ interests in the Operating Partnership and other redeemable noncontrolling interests	125,082,085	43,927,540

Shareholders’ Equity:
Kite Realty Group Trust Shareholders’ Equity:
Preferred Shares, $.01 par value, 40,000,000 shares authorized, 4,100,000 shares issued and outstanding at December 31, 2014 and 2013 with a liquidation value of $102,500,000	102,500,000	102,500,000
Common Shares, $.01 par value, 450,000,000 shares authorized, 83,490,663 shares and 32,706,554 shares issued and outstanding at December 31, 2014 and December 31, 2013, respectively	834,907	327,066
Additional paid in capital	2,044,424,643	822,507,368
Accumulated other comprehensive (loss) income	(1,174,755)	1,352,850
Accumulated deficit	(247,801,217)	(173,130,113)
Total Kite Realty Group Trust Shareholders’ Equity	1,898,783,578	753,557,171
Noncontrolling Interests	3,364,060	3,547,656
Total Equity	1,902,147,638	757,104,827
Total Liabilities and Equity	$3,874,215,535	$1,763,927,030

__________________
1	Includes debt premium of $28.2 million at December 31, 2014.
2	See Other Financial Information for details.

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                                            Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/14

CONSOLIDATED STATEMENTS OF OPERATIONS - THREE AND TWELVE MONTHS (UNAUDITED)1

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013
Revenue:
Minimum rent	$67,939,287	$26,778,302	$199,454,454	$93,637,268
Tenant reimbursements	17,690,203	7,071,611	52,773,464	24,422,357
Other property related revenue	1,818,395	2,128,567	7,299,797	11,428,702
Total revenue	87,447,885	35,978,480	259,527,715	129,488,327
Expenses:
Property operating	12,645,977	6,146,950	38,702,755	21,729,251
Real estate taxes	9,899,582	4,578,034	29,947,296	15,262,928
General, administrative and other	3,684,306	2,141,729	13,042,524	8,210,793
Merger and acquisition costs	659,382	1,647,740	27,508,459	2,214,567
Depreciation and amortization	39,438,396	13,913,089	120,997,901	54,479,023
Total expenses	66,327,643	28,427,542	230,198,935	101,896,562

Operating income	21,120,242	7,550,938	29,328,780	27,591,765
Interest expense	(15,221,779)	(7,181,116)	(45,512,807)	(27,993,577)
Income tax benefit (expense) of taxable REIT subsidiary	12,563	(155,927)	(24,049)	(262,404)
Other expense, net	(124,834)	(23,231)	(244,302)	(62,381)
Income/(loss) from continuing operations	5,786,192	190,664	(16,452,378)	(726,597)
Discontinued operations:
Operating income from discontinued operations	-	230,048	-	834,505
Impairment charge	-	-	-	(5,371,427)
Non-cash gain on debt extinguishment	-	-	-	1,241,724
Gain on sales of operating properties	-	-	3,198,772	486,540
Income (loss) from discontinued operations	-	230,048	3,198,772	(2,808,658)
Income (loss) before gain on sale of operating properties	5,786,192	420,712	(13,253,606)	(3,535,255)
Gain on sales of operating properties	2,242,450	-	8,577,968	-
Net income (loss)	8,028,642	420,712	(4,675,638)	(3,535,255)
Less: Net (income) loss attributable to noncontrolling interest	(801,280)	34,193	(1,025,144)	685,520
Less: Dividends on preferred shares	(2,114,063)	(2,114,063)	(8,456,251)	(8,456,251)
Net Income (loss) attributable to Kite Realty Group Trust common shareholders	$5,113,299	$(1,659,158)	$(14,157,033)	$(11,305,986)

Income (loss) per common share – basic and diluted:
Continuing operations	$0.06	$(0.07)	$(0.29)	$(0.37)
Discontinued operations	-	0.01	0.05	(0.11)
	$0.06	$(0.06)	$(0.24)	$(0.48)
Weighted average common shares outstanding – basic	83,478,680	28,368,568	58,353,448	23,535,434
Weighted average common shares outstanding – diluted	83,727,400	28,368,568	58,353,448	23,535,434
Common dividends declared per common share	$0.26	$0.24	$1.02	$0.96

Amounts attributable to Kite Realty Group Trust common shareholders:
Income (loss) from continuing operations	$5,113,299	$(1,876,323)	$(17,267,871)	$(8,685,508)
Income (loss) from discontinued operations	-	217,165	3,110,838	(2,620,478)
Net Income (loss)	$5,113,299	$(1,659,158)	$(14,157,033)	$(11,305,986)
______________
1	Share and per share information has been restated for the effects of the Company’s one-for-four reverse share split in August 2014.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/14

FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS1

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013
Funds From Operations
Consolidated net income (loss)	$8,028,642	$420,712	$(4,675,638)	$(3,535,255)
Less: dividends on preferred shares	(2,114,063)	(2,114,063)	(8,456,251)	(8,456,251)
Less: net income attributable to noncontrolling interests in properties	(678,131)	(31,021)	(1,435,200)	(120,771)
Less: gains on sales of operating properties	(2,242,450)	-	(11,776,740)	(486,540)
Add: impairment charge	-	-	-	5,371,427
Add: depreciation and amortization of consolidated entities, net of noncontrolling interests	39,291,135	13,831,109	120,452,005	54,850,148
Funds From Operations of the Operating Partnership	42,285,133	12,106,737	94,108,176	47,622,758
Less Limited Partners' interests in Funds From Operations	(882,580)	(668,457)	(2,540,921)	(3,194,745)
Funds From Operations allocable to the Company2	$41,402,553	$11,438,280	$91,567,255	$44,428,013
FFO per share of the Operating Partnership – basic	$0.50	$0.40	$1.57	$1.89
FFO per share of the Operating Partnership – diluted	$0.50	$0.40	$1.56	$1.88

Funds From Operations of the Operating Partnership	$42,285,133	$12,106,737	$94,108,176	$47,622,758
Add write-off of loan fees on early repayment of debt	-	-	-	488,629
Add: Merger and acquisition costs	659,382	1,647,740	27,508,459	1,647,740
Less: Gain on debt extinguishment	-	-	-	(1,241,724)
Funds From Operations of the Kite Portfolio, as adjusted	$42,944,515	$13,754,477	$121,616,635	$48,517,403
FFO per share of the Operating Partnership, as adjusted – basic	$0.50	$0.46	$2.03	$1.92
FFO per share of the Operating Partnership, as adjusted – diluted	$0.50	$0.46	$2.02	$1.92
Weighted average Common Shares outstanding – basic	83,478,680	28,368,568	58,353,448	23,535,434
Weighted average Common Shares outstanding – diluted	83,727,400	28,431,962	58,593,868	23,596,421
Weighted average Common Shares and Units outstanding – basic	85,128,444	30,047,345	60,010,480	25,217,286
Weighted average Common Shares and Units outstanding – diluted	85,377,163	30,110,740	60,250,900	25,278,273

Reconciliation of FFO, as adjusted, to Adjusted Funds from Operations (AFFO)

Total FFO of the Kite Portfolio, as adjusted	$42,944,515	$13,754,477	$121,616,635	$48,517,403
Add:
Depreciation of non-real estate assets	147,261	114,663	545,896	383,425
Amortization of deferred financing costs	951,576	511,067	2,863,666	2,433,794
Non-cash compensation expense	884,594	288,911	2,461,526	1,073,119
Less:
Straight-line rent and above/below market rent	2,333,009	1,719,082	9,265,026	6,169,645
Amortization of debt premium	1,804,732	2,021	3,468,114	127,031
Maintenance capital expenditures	398,116	304,893	2,075,316	1,030,475
Revenue enhancing T/I – retail	1,720,955	462,076	4,251,903	5,926,359
Revenue enhancing T/I – office	-	171,387	525,091	490,938
External leasing commissions	507,348	308,612	1,262,327	1,101,105
Total AFFO available to shareholders3	$38,163,786	$11,701,047	$106,639,946	$37,562,188

Total AFFO per share3	$0.45	$0.39	$1.77	$1.49

____________________
1
“Funds From Operations of the Kite Portfolio measures 100% of the operating performance of the Operating Partnership’s real estate properties and construction and service subsidiaries in which the Company owns an interest. “Funds From Operations allocable to the Company” reflects a reduction for the redeemable noncontrolling weighted average diluted interest in the Operating Partnership.

2	Share and per share information has been restated for the effects of the Company’s one-for-four reverse share split in August 2014.
3	Excludes merger and acquisition costs.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/14

OTHER FINANCIAL INFORMATION

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013
Other Financial Information:
Capital expenditures1
Tenant improvements – Retail	$1,720,955	$462,076	$4,251,903	$5,926,359
Tenant improvements – Office	—	171,387	525,091	1,877,078
Leasing commissions – Retail	477,910	273,426	1,203,451	1,065,918
Leasing commissions – Office	29,438	35,186	58,876	35,186
Maintenance capital expenditures2	398,116	304,893	2,075,316	1,030,475
Scheduled debt principal payments	1,821,274	1,416,208	6,487,575	6,349,778
Straight line rent – total	1,393,691	956,926	4,744,094	3,514,808
Market rent amortization income from acquired leases	939,318	762,156	4,520,932	2,673,885
Amortization of debt premium	1,804,732	2,021	3,468,114	127,031
Amortization of deferred financing costs	951,576	511,067	2,863,666	2,433,794
Non-cash compensation expense	884,594	288,911	2,461,526	1,073,119
Capitalized interest	1,174,769	1,117,163	4,788,576	5,081,418
Mark to market lease amount in Deferred revenue and other liabilities on consolidated balance sheet – excluding properties held for sale	113,411,482	36,172,867
Acreage of undeveloped, vacant land in the operating portfolio3	39.20

Detail of assets and liabilities held for sale:	December 31, 2014

Assets:
Investment properties at cost:	$170,781,506
Less: accumulated depreciation	(1,312,785)
169,468,721
Accounts receivable, prepaids and other assets	1,187,604
Deferred costs, net	8,986,176
Total assets	$179,642,501

Liabilities:
Mortgage and other indebtedness4	$67,452,374
Deferred revenue and other liabilities	12,283,912
Accounts payable and accrued expenses	1,427,985
Total liabilities	$81,164,271

	December 31, 2014	December 31, 2013
Investment properties, at cost:
Land3	$778,780,359	$333,458,070
Buildings and improvements	2,785,779,690	1,351,641,925
Furniture, equipment and other	6,398,274	4,970,310
Land held for development	35,906,844	56,078,488
Construction in progress	125,882,812	130,909,478
Total	$3,732,747,979	$1,877,058,271

____________________

1	Excludes landlord work, tenant improvements and leasing commissions relating to development and redevelopment projects and first-generation space.
2	A portion of these capital improvements are reimbursed by tenants and are revenue producing.
3	Includes undeveloped vacant land with a book value $12.3 million at December 31, 2014.
4	Includes unamortized debt premium of $3.2 million

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/14

MARKET CAPITALIZATION AS OF DECEMBER 31, 2014

		Total	Percent of
	Percent of	Market	Total Market
	Total Equity	Capitalization	Capitalization
Equity Capitalization:
Total Common Shares Outstanding	98.1%	83,490,663

Operating Partnership ("OP") Units Outstanding	1.9%	1,639,443

Combined Common Shares and OP Units	100.0%	85,130,106

Market Price of Common Shares		$28.74

Series A Preferred Shares ($26.08/share)		106,928,000

Total Equity Capitalization		2,553,567,246	63%

Debt Capitalization:
Company Consolidated Outstanding Debt		1,554,263,020

Plus: Indebtedness of Assets Held for Sale		67,452,374

Less: Debt Premium		(28,159,394)

Less: Debt Premium Asset Held for Sale		(3,249,374)

Less: Partner Share of Consolidated Joint Venture Debt1		(24,038,783)

Company Share of Consolidated Debt		1,566,267,843

Less: Cash and Cash Equivalents		(43,825,526)

Total Net Debt Capitalization		1,522,442,317	37%

Total Enterprise Value		$4,076,009,563	100%

RATIO OF DEBT TO TOTAL UNDEPRECIATED ASSETS AS OF DECEMBER 31, 2014
Consolidated Undepreciated Real Estate Assets		$3,732,747,979
Real Estate Assets of Assets Held for Sale at Cost		170,781,506
Company Share of Unconsolidated Real Estate Assets2		2,500,000
Escrow and Other Deposits		16,170,973
		3,922,200,458
Total Consolidated Debt		1,621,715,394
Less: Debt Premium including Assets Held for Sale		(31,408,768)
Less: Cash and Cash Equivalents		(43,825,526)
		$1,546,481,100

Ratio of Debt to Total Undepreciated Real Estate Assets		39.4%

RATIO OF COMPANY SHARE OF NET DEBT TO EBITDA AS OF DECEMBER 31, 2014

Company Share of Consolidated Debt		$1,566,267,843
Less: Cash and Cash Equivalents		(43,825,526)
		1,522,442,317
Q4 2014 EBITDA, Annualized:
- consolidated (excluding merger and acquisition costs)	$244,872,080
- EBITDA from properties sold in current quarter	(8,692,276)
- unconsolidated EBITDA	131,250
- minority interest EBITDA1	(2,715,522)	233,595,532
		6.5x

1	See Joint Venture Summary page for details.
2	Included in prepaid and other assets on Consolidated Balance Sheets.

p. 11
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/14

SAME PROPERTY NET OPERATING INCOME (NOI)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2014	2013	% Change	2014	2013	% Change
Number of properties at period end1	52	52		52	52

Leased percentage at period end	96.1%	96.4%		96.1%	96.4%
Economic Occupancy percentage at period end 2	94.8%	93.1%		94.8%	93.1%

Minimum rent	$20,602,511	$19,965,283		$77,590,611	$74,570,139
Tenant recoveries	6,032,999	5,578,720		23,267,055	21,878,829
Other income	1,080,882	1,084,461		2,947,772	2,893,868
	27,716,392	26,628,464		103,805,438	99,342,836

Property operating expenses	5,936,026	5,509,551		21,911,613	20,636,806
Real estate taxes	3,535,700	3,714,402		13,860,468	13,700,969
	9,471,726	9,223,953		35,772,081	34,337,775
Net operating income – same properties (52 properties)3	$18,244,666	$17,404,511	4.8%	$68,033,357	$65,005,061	4.7%

Reconciliation to Most Directly Comparable GAAP Measure:
Net operating income - same properties	$18,244,666	$17,404,511		$68,033,357	$65,005,061
Net operating income - non-same activity	46,657,660	7,848,985		122,844,307	27,491,087
Other expense, net	(112,271)	(179,158)		(268,351)	(324,785)
General, administrative and other	(3,684,306)	(2,141,729)		(13,042,524)	(8,210,793)
Merger and acquisition costs	(659,382)	(1,647,740)		(27,508,459)	(2,214,567)
Impairment charge	-	-		-	(5,371,427)
Depreciation expense	(39,438,396)	(13,913,089)		(120,997,901)	(54,479,023)
Interest expense	(15,221,779)	(7,181,116)		(45,512,807)	(27,993,577)
Discontinued operations	-	230,048		-	2,562,769
Gains on sales of operating properties	2,242,450	-		11,776,740	-
Net (income) loss attributable to noncontrolling interests	(801,280)	34,193		(1,025,144)	685,520
Dividends on preferred shares	(2,114,063)	(2,114,063)		(8,456,251)	(8,456,251)
Net income (loss) attributable to common shareholders	$5,113,299	$(1,659,158)		$(14,157,033)	$(11,305,986)

____________________
1	Same property NOI analysis excludes operating properties in redevelopment.
2	Excludes leases that are signed but for which tenants have not commenced payment of cash rent.
3
Same property net operating income excludes net gains from outlot sales, straight-line rent revenue, bad debt expense and related recoveries, lease termination fees, amortization of lease intangibles and significant prior year expense recoveries and adjustments, if any.

The Company believes that same-property NOI is helpful to investors as a measure of its operating performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization, interest expense, and impairment, if any.  The Company believes that same-property NOI is helpful to investors as a measure of its operating performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the Company's properties.  NOI and same-property NOI should not, however, be considered as an alternatives to net income (calculated in accordance with GAAP) as indicators of the Company's financial performance.

p. 12
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/14

NET OPERATING INCOME BY QUARTER

	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Revenue:
Minimum rent5	$67,939,287	$69,033,444	$31,221,687	$31,260,036	$26,778,302
Tenant reimbursements	17,690,203	17,605,172	8,315,228	9,162,860	7,071,611
Other property related revenue1	844,172	1,296,138	833,009	1,305,164	1,380,844
Overage rent	422,017	124,988	70,790	458,038	184,824
Parking revenue, net2	137,009	126,642	219,936	26,130	121,028
	87,032,688	88,186,384	40,660,650	42,212,228	35,536,609
Expenses:
Property operating – Recoverable3	10,641,322	9,888,434	5,536,914	6,399,906	4,831,008
Property operating – Non-Recoverable3	1,765,686	1,747,943	1,149,413	683,261	1,105,602
Real estate taxes	9,723,354	10,455,326	4,325,181	4,897,428	4,346,503
	22,130,362	22,091,703	11,011,508	11,980,595	10,283,113
Net Operating Income – Properties	64,902,326	66,094,681	29,649,142	30,231,633	25,253,496

Other Income (Expense):
General, administrative, and other	(3,684,306)	(3,938,758)	(2,313,357)	(3,106,102)	(2,141,729)
Merger and acquisition costs	(659,382)	(19,088,590)	(3,280,099)	(4,480,389)	(1,647,740)
	(4,343,688)	(23,027,348)	(5,593,456)	(7,586,491)	(3,789,469)
Earnings Before Interest, Taxes, Depreciation and Amortization	60,558,638	43,067,333	24,055,686	22,645,142	21,464,027

Depreciation and amortization	(39,438,396)	(44,382,793)	(19,737,108)	(17,439,606)	(13,913,089)
Interest expense	(15,221,779)	(15,386,192)	(7,521,991)	(7,382,845)	(7,181,116)
Income tax benefit (expense) of taxable REIT subsidiary	12,563	(14,144)	(75,614)	53,146	(155,927)
Other (expense) income, net	(124,834)	(13,070)	83,323	(92,944)	(23,231)

Income (Loss) From Continuing Operations	5,786,192	(16,728,866)	(3,195,704)	(2,217,107)	190,664

Income from discontinued operations	—	—	—	—	230,048
Gain on debt extinguishment	—	—	—	—	—
Gains on sales of operating properties	—	—	—	3,198,772	—
Income from discontinued operations	—	—	—	3,198,772	230,048
Income (loss) before gains on sales of operating properties	5,786,192	(16,728,866)	(3,195,704)	981,665	420,712
Gains on sales of operating properties	2,242,450	2,749,403	—	3,489,338	—
Net income (loss)	8,028,642	(13,979,463)	(3,195,704)	4,471,003	420,712
Less: Net (income) attributable to noncontrolling interests	(801,280)	(304,456)	219,502	(138,912)	34,193
Less: Dividends on preferred shares	(2,114,063)	(2,114,063)	(2,114,063)	(2,114,063)	(2,114,063)
Net income (loss) attributable to Kite Realty Group Trust	$5,113,299	$(16,397,982)	$(5,090,265)	$2,218,028	$(1,659,158)

NOI/Revenue	74.6%	75.0%	72.9%	71.6%	71.1%
Recovery Ratios4
– Retail Only	89.6%	89.0%	89.5%	85.7%	85.9%
– Consolidated	86.9%	86.5%	84.3%	81.1%	77.1%

____________________
1	Other property related revenue for the three months ended December 31, 2014 includes pre-tax gains of $0.6 million from the sale of residential units at Eddy Street Commons.
2	Parking revenue, net, represents the net operating results of the Eddy Street Parking Garage and the Union Station Parking Garage.
3
Recoverable expenses include total management fee expense (or G&A expense of $1.2 million) allocable to the property operations in the three months ended December 31, 2014, a portion of which is recoverable. Non-recoverable expenses primarily include bad debt, ground rent, and legal expenses.

4	“Recovery Ratio” is computed by dividing tenant reimbursements by the sum of recoverable property operating expense and real estate tax expense.
5	Minimum rent includes $4.4 million in ground lease related revenue for the fourth quarter of 2014.

p.  13
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/14

CONSOLIDATED JOINT VENTURE SUMMARY

As of December 31, 2014

Ownership				KRG Economic Ownership%1
Joint Venture Entity	Location (MSA)	Owned GLA	KRG Ownership %

Cornelius Gateway	Portland, OR	21,326	80%	80%
Beacon Hill	Crown Point, IN	57,191	50%	94%
Delray Marketplace	Delray, FL	260,255	50%	98%
Fishers Station2	Indianapolis, IN	71,943	25%	88%
Bayport Commons	Oldsmar, FL	97,193	60%	100%
Pan Am Plaza	Indianapolis, IN	-	85%	85%
City Center at White Plains	White Plains, NY	365,905	67%	89%
Crossing at Killingly Commons	Killington, CT	208,929	55%	90%
Territory Portfolio3	Las Vegas, NV	847,690	78%	94%

Balance Sheet		Partner Economic Ownership %
Joint Venture Entity	Debt Balance		Partner Share of Debt	Redeemable Noncontrolling Interest

Cornelius Gateway	$-	20%	$-	$-
Beacon Hill	6,691,350	6%	401,481	-
Delray Marketplace	55,320,215	2%	1,106,404	-
Fishers Station2	3,287,484	12%	394,498	-
Bayport Commons	12,527,746	0%	-	-
Pan Am Plaza	-	15%	-	-
City Center at White Plains	90,000,000	11%	9,900,000	32,580,815
Crossing at Killingly Commons	33,000,000	10%	3,300,000	11,784,040
Territory Portfolio3	148,940,000	6%	8,936,400	33,397,193
Total	$349,766,795		$24,038,783	$77,762,048
Income Statement
Joint Venture Entity			EBITDA		Comments
			Total Quarterly Minority Interest	Annualized Minority Interest

Cornelius Gateway			$(124)	$(496)	−
Beacon Hill			-	-	KRG has a 10% cumulative preferred return
Delray Marketplace			-	-	KRG has a 8% cumulative preferred return
Fishers Station2			28,167	112,668	Partner receives a fixed annual payment
Bayport Commons			-	-	Cumulative preferred return
Pan Am Plaza			-	-	Project currently in Land Held For Development
City Center at White Plains			266,000	1,064,000	Partner receives a fixed annual preferred payment of 4% on $26.6 million
Crossing at Killingly Commons			84,088	336,350	Partner receives a fixed annual preferred payment of 3.5% on $9.6 million
Territory Portfolio3			300,000	1,200,000	Partner receives a fixed annual preferred payment of 4% on $30 million
Total			$678,131	$2,712,522
________________
1	Economic ownership % represents partner share of cash flow.
2	Joint Venture entity also owns a portion of Fishers Station shopping center.
3	Joint Venture includes the six operating properties located in Las Vegas.

p. 14
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/14

SUMMARY OF OUTSTANDING DEBT AS OF DECEMBER 31, 2014

TOTAL OUTSTANDING DEBT
	Outstanding Amount	Ratio	Weighted Average Interest Rate1	Weighted Average Maturity (in years)
Fixed Rate Debt:
Consolidated	$810,958,454	53%	5.07%	5.5
Variable Rate Debt (Hedged)	373,275,141	24%	3.39%	3.9
Total Fixed Rate Debt	1,184,233,595	77%	4.54%	5.0
Variable Rate Debt:
Construction Loans	119,347,302	8%	2.11%	1.9
Other Variable	205,797,870	13%	2.44%	4.8
Corporate Unsecured	390,000,000	26%	1.54%	4.8
Variable Rate Debt (Hedged)	-373,275,141	-24%	-1.89%	-3.9
Total Variable Rate Debt	341,870,031	23%	1.89%	4.8
Net Premiums on Acquired Debt	28,159,394	N/A	N/A	N/A
Total2	$1,554,263,020	100%	3.95%	5.0

SCHEDULE OF MATURITIES BY YEAR
	Mortgage Debt			Construction Loans	Total Consolidated Outstanding Debt
	Scheduled Principal Payments	Term Maturities	Corporate Debt3
2015	$6,558,494	$112,347,048	$-	$-	$118,905,542
2016	5,707,691	128,265,403	-	119,347,303	253,320,397
2017	4,997,784	50,026,246	-	-	55,024,030
2018	5,060,128	68,693,599	-	-	73,753,727
2019	4,931,648	-	160,000,000	-	164,931,648
2020	4,857,900	26,619,580	230,000,000	-	261,477,480
2021	3,573,442	182,202,854	-	-	185,776,296
2022	1,052,501	240,877,732	-	-	241,930,233
2023 and beyond	7,194,287	163,789,986	-	-	170,984,273
Net Premiums on Acquired Debt	28,159,394	-	-	-	28,159,394
Total	$72,093,269	$972,822,448	$390,000,000	$119,347,303	$1,554,263,020

____________________
1	Calculations on Hedged Debt assume a weighted average spread over LIBOR on all variable rate debt, consistent with the hedges’ designation.
2	Excludes debt and debt premiums related to held for sale assets of $67,452,374.
3
This presentation reflects the Company's exercise of its options to extend the maturity dates by one year to July 1, 2019 for the Company's unsecured credit facility and its option to extend the maturity date by six months to January 1, 2020 for the Company's unsecured term loan.

p. 15
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/14

MATURITY SCHEDULE OF OUTSTANDING DEBT AS OF DECEMBER 31, 2014

Property	Lender(s)	Loan Type	Interest Rate1	Maturity Date	Total Commitment	Balance as of Dec. 31, 2014	% of Total Outstanding	Monthly Debt Service as of Dec. 31, 2014

Indian River Square	CMBS	Fixed Rate	5.42%	6/11/15		12,231,757		74,850
Plaza Volente	CMBS	Fixed Rate	5.42%	6/11/15		26,376,449		161,405
Landstown Commons	Bank of America, NA	Other Variable	LIBOR + 175	9/25/15		50,140,000		79,776
Draper Peaks A	Transamerica Financial Life	Fixed Rate	5.42%	10/1/15		13,990,760		63,192
Draper Peaks B	Transamerica Financial Life	Fixed Rate	6.19%	10/1/15		9,914,346		51,142
2015 Debt Maturities						112,653,312	7.4%

Cool Creek Commons	CMBS	Fixed Rate	5.88%	4/11/16		16,625,704		106,534
Sunland Towne Centre	CMBS	Fixed Rate	6.01%	7/1/16		23,959,377		150,048
Mullins Crossing	CMBS	Fixed Rate	5.50%	9/6/16		20,917,206		133,430
Pine Ridge Crossing	CMBS	Fixed Rate	6.34%	10/11/16		16,872,920		108,823
Riverchase Plaza	CMBS	Fixed Rate	6.34%	10/11/16		10,123,752		65,294
Traders Point	CMBS	Fixed Rate	5.86%	10/11/16		43,560,181		283,478
Parkside Town Commons2	Huntington Bank (Admin Agent)	Construction Variable	LIBOR + 210	11/21/16	87,225,000	64,027,088		131,128
Delray Marketplace3	Bank of America/US Bank	Construction Variable	LIBOR + 175	11/18/16	56,832,513	55,320,214		93,888
2016 Debt Maturities						251,406,442	16.5%

Geist Pavilion	CMBS	Fixed Rate	5.78%	1/1/17		10,714,443		65,135
Pleasant Hill Commons	John Hancock Life Ins	Fixed Rate	6.00%	6/1/17		6,800,000		34,000
Crossing at Killingly Commons3,4	Huntington Bank	Other Variable	LIBOR + 275	11/1/17		33,000,000		82,522
2017 Debt Maturities						50,514,443	3.3%

Colonial Square & Village Walk	CMBS	Fixed Rate	5.50%	1/1/18		25,000,000		114,583
Beacon Hill7	Fifth Third Bank	Other Variable	LIBOR + 195	4/1/18		6,691,350		27,096
Whitehall Pike	CMBS	Fixed Rate	6.71%	7/5/18		6,256,979		77,436
Perimeter Woods S.C.	Jackson National Life Insurance	Fixed Rate	6.02%	9/1/18		33,330,000		167,206
2018 Debt Maturities						71,278,329	4.7%

Unsecured Credit Facility5,6	KeyBank (Admin. Agent)	Corporate Unsecured	LIBOR + 140	7/1/19		160,000,000		N/A
2019 Debt Maturities						160,000,000	10.5%

Unsecured Term Loan6,7	KeyBank (Admin. Agent)	Corporate Unsecured	LIBOR + 135	1/1/20		230,000,000		N/A
Fishers Station3	Old National Bank	Other Variable	LIBOR + 225	1/4/20		7,456,520		17,009
Lake City Commons /Whispering Ridge/University Town Center II	CMBS	Fixed Rate	5.70%	9/1/20		20,700,000		98,325
Thirty South Meridian	Associated Bank	Other Variable	LIBOR + 205	12/31/20		18,510,000		64,373
2020 Debt Maturities						276,666,520	18.1%

Waxahachie Crossing	CMBS	Fixed Rate	5.55%	3/1/21		7,750,000		35,844
International Speedway Square	CMBS	Fixed Rate	5.77%	4/1/21		20,006,070		122,817
Lima Marketplace	CMBS	Fixed Rate	5.80%	4/1/21		8,383,000		40,518
Bell Oaks Centre	CMBS	Fixed Rate	5.59%	4/1/21		6,547,500		30,473
Northcrest Shopping Center	CMBS	Fixed Rate	5.48%	5/1/21		15,780,000		71,996
University Town Center	CMBS	Fixed Rate	5.48%	6/1/21		18,690,000		85,273
Village at Bay Park	CMBS	Fixed Rate	5.58%	6/1/21		9,183,298		42,702
Silver Springs Pointe	CMBS	Fixed Rate	5.03%	7/1/21		8,800,000		36,901
Lake Mary Plaza	CMBS	Fixed Rate	5.10%	7/1/21		5,080,000		21,590
Bayport Commons	CMBS	Fixed Rate	5.44%	9/1/21		12,527,746		74,045
Eddy Street Commons	CMBS	Fixed Rate	5.44%	9/1/21		24,339,621		143,860
Four Property Pool Loan	CMBS	Fixed Rate	5.44%	9/1/21		41,425,079		244,843
2021 Debt Maturities						178,512,314	11.7%

Centre at Panola, Phase I	CMBS	Fixed Rate	6.78%	1/1/22		2,543,477		36,583
Palm Coast Landing at Town Center	CMBS	Fixed Rate	5.00%	3/1/22		22,550,000		93,958
Bayonne Crossing	CMBS	Fixed Rate	4.08%	4/1/22		45,000,000		153,000

See footnotes on next page

p. 16
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/14

MATURITY SCHEDULE OF OUTSTANDING DEBT AS OF DECEMBER 31, 2014

Property	Lender(s)	Loan Type	Interest Rate1	Maturity Date	Total Commitment	Balance as of Dec. 31, 2014	% of Total Outstanding	Monthly Debt Service as of Dec. 31, 2014
Saxon Crossing	CMBS	Fixed Rate	4.65%	7/1/22		$ 11,400,000		$ 44,175
Merrimack Village Center	CMBS	Fixed Rate	4.36%	7/6/22		5,445,000		19,784
Shops at Moore	CMBS	Fixed Rate	4.29%	9/1/22		21,300,000		76,121
Shops at Julington Creek	CMBS	Fixed Rate	4.60%	9/1/22		4,785,000		18,343
City Center3	Bank of America	Other Variable	LIBOR + 245	9/28/22		90,000,000		195,478
Centre Point Commons	CMBS	Fixed Rate	4.34%	10/1/22		14,410,000		52,098
Miramar Square	CMBS	Fixed Rate	4.16%	12/1/22		31,625,000		109,633
2022 Debt Maturities						249,058,477	16.3%

Centennial Gateway/Eastgate3	CMBS	Fixed Rate	3.81%	1/1/23		44,385,000		140,959
Centennial Center3	CMBS	Fixed Rate	3.83%	1/6/23		70,455,000		224,957
Eastern Beltway3	CMBS	Fixed Rate	3.83%	1/6/23		34,100,000		108,878
Corner, The	CMBS	Fixed Rate	4.10%	3/1/23		14,750,000		50,414
2023 Debt Maturities						163,690,000	10.7%

Rampart Commons	CMBS	Fixed Rate	5.73%	6/10/30		12,323,789		84,718
2030 Debt Maturities						12,323,789	0.8%

NET PREMIUMS ON ACQUIRED DEBT						28,159,394
TOTAL DEBT PER CONSOLIDATED BALANCE SHEET8						$1,554,263,020

____________________
1	At December 31, 2014, one-month LIBOR interest rate was 0.17%.
2	Loan has a four year extension option.
3	Property is held in a joint venture. The loan is guaranteed by Kite Realty Group, LP. See Joint Venture Summary on page 14 for additional detail.
4	Loan has a five year extension option.
5	Assumes Company exercises its option to extend the maturity date by one year.
6	The Company has 88 unencumbered properties of which 80 are wholly owned and are guarantors under the unsecured credit facility and unsecured term loan.
7	Assumes Company exercises its option to extend the maturity date by six months.
8	Excludes debt and debt premiums related to held for sale assets of $67,452,374.

p. 17
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/14

SCHEDULE OF OUTSTANDING DEBT AS OF DECEMBER 31, 2014 (CONTINUED)

Floating Rate Debt Hedged1
Lender	Loan Type	LIBOR Hedge Rate	Maturity Date	Balance as of Dec. 31, 2014	Monthly Debt Service as of Dec. 31, 2014
KeyBank	Variable Rate	3.31%	1/3/2017	14,043,793	38,737
Huntington Bank	Variable Rate	0.98%	10/1/2017	24,750,000	20,213
Various Banks	Variable Rate	0.91%	2/26/2018	50,000,000	37,750
JP Morgan	Variable Rate	1.49%	8/21/2018	40,950,000	50,710
Capital One	Variable Rate	2.97%	12/10/2018	49,331,348	121,890
Bank of America	Variable Rate	1.40%	3/29/2019	45,000,000	52,313
Various Banks1	Variable Rate	1.52%	4/30/2019	125,000,000	158,167
Old National	Variable Rate	1.33%	1/4/2020	8,000,000	8,867
Associated Bank	Variable Rate	2.12%	1/15/2020	16,200,000	28,620

Total				$373,275,141

____________________
1	Calculations on Hedged Debt assume a weighted average spread over LIBOR on all variable rate debt, as the hedges are designated with various pieces of debt.

The following loans and hedges are associated with assets held for sale and are anticipated to be assumed by the acquirer or prepaid at closing.

Loans	Lender	Loan Type	Interest Rate	Maturity Date	Balance as of Dec. 31, 2014	Monthly Debt Service as of Dec. 31, 2014
Property
Regal Court	CMBS	Fixed Rate	5.30%	6/1/15	$23,900,000	$105,558
Prattville Town Center	CMBS	Fixed Rate	5.48%	5/1/21	15,930,000	72,681
Walgreens Plaza	CMBS	Fixed Rate	5.30%	7/1/21	4,650,000	20,553
Fairgrounds Crossing	CMBS	Fixed Rate	5.21%	10/6/21	13,453,000	58,380
Eastside Junction	CMBS	Fixed Rate	4.60%	6/1/22	6,270,000	24,035
NET PREMIUMS ON ACQUIRED DEBT					3,249,374
Total			5.26%		$67,452,374

p. 18
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/14

TOP 10 RETAIL TENANTS BY GROSS LEASABLE AREA (GLA)

As of December 31, 2014

This table includes the following:
•	Operating retail properties;
•	Operating office properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2014.

Tenant	Number of Stores	Total GLA	Number of Leases	Company Owned GLA1	Number of Anchor Owned Locations	Anchor Owned GLA2
Target	18	2,599,993	0	0	18	2,599,993
Wal-Mart	15	1,762,447	6	203,742	9	1,558,705
Lowe’s Home Improvement3	15	1,627,998	5	128,997	10	1,499,001
Publix	19	913,822	19	913,822	0	0
Kohl’s	11	634,644	6	184,516	5	450,128
TJX Companies4	20	612,257	20	612,257	0	0
Dick's Sporting Goods	11	525,622	11	525,622	0	0
Ross Dress for Less	16	460,580	16	460,580	0	0
PetSmart	21	434,349	21	434,349	0	0
Office Depot/Office Max	20	412,204	20	412,204	0	0
Total	166	9,983,916	124	3,876,089	42	6,107,827

____________________
1	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

2	Includes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

3	The Company has entered into four ground leases with Lowe’s Home Improvement for a total of 645,161 square feet, which is included in Anchor Owned GLA.

4	Includes TJ Maxx, HomeGoods and Marshalls, which are owned by the same parent company.

p. 19
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/14

TOP 25 TENANTS BY ANNUALIZED BASE RENT

As of December 31, 2014

This table includes the following:
•	Operating retail properties;
•	Operating office properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2014.

Tenant	Number of Stores	Leased GLA/NRA2	% of Owned GLA/NRA of the Portfolio	Annualized Base Rent1	Annualized Base Rent per Sq. Ft.	% of Total Portfolio Annualized Base Rent
Publix	19	913,822	5.6%	$8,869,767	$9.71	3.4%
PetSmart	21	434,349	2.7%	6,413,497	14.77	2.5%
TJX Companies4	20	612,257	3.7%	5,876,975	9.60	2.3%
Dick's Sporting Goods	11	525,622	3.2%	5,631,941	10.71	2.2%
Office Depot/Office Max	20	412,204	2.5%	5,348,762	12.98	2.1%
Lowe’s Home Improvement5	5	128,997	0.8%	5,039,000	6.51	1.9%
Ross Dress for Less	16	460,580	2.8%	4,917,367	10.68	1.9%
Bed Bath & Beyond3	15	408,053	2.5%	4,335,980	10.63	1.7%
Michaels	14	299,275	1.8%	3,882,782	12.97	1.5%
Wal-Mart5	6	203,742	1.2%	3,655,238	3.60	1.4%
LA Fitness	5	208,209	1.3%	3,447,473	16.56	1.3%
Best Buy	7	243,429	1.5%	3,383,090	13.90	1.3%
Kohl’s5	6	184,516	1.1%	3,302,074	6.37	1.3%
Walgreens	6	96,852	0.6%	3,113,766	33.84	1.2%
Sports Authority	5	211,739	1.3%	2,944,606	13.91	1.1%
National Amusements	1	80,000	0.5%	2,882,650	36.03	1.1%
Toys “R” Us/Babies “R” Us5	5	179,316	1.1%	2,765,780	15.42	1.1%
Petco	10	140,957	0.9%	2,326,271	16.50	0.9%
Nordstrom	3	103,904	0.6%	2,043,976	19.67	0.8%
New York Sports Club	2	86,717	0.5%	1,815,540	20.94	0.7%
Burlington Coat Factory	3	247,400	1.5%	1,791,800	7.24	0.7%
Mattress Firm	17	69,258	0.4%	1,755,457	25.35	0.7%
Staples	6	116,362	0.7%	1,747,821	15.02	0.7%
Randalls Food & Drugs	3	133,990	0.8%	1,732,196	12.93	0.7%
Hobby Lobby	4	221,254	1.4%	1,692,018	7.65	0.7%
TOTAL	230	6,722,804	41.1%	$90,715,826	$10.60	34.9%

____________________
1	Annualized base rent represents the monthly contractual rent for the month of December 2014 for each applicable tenant multiplied by 12. Annualized base rent does not include tenant reimbursements.

2	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

3	Includes Buy Buy Baby, Christmas Tree Shops and Cost Plus, which are owned by the same parent company.

4	Includes TJ Maxx, Marshalls and HomeGoods.

5	Annualized base rent and percent of total portfolio includes ground lease rent.

p. 20
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/14

RETAIL LEASING SUMMARY1

			Retail Only
Category1	Total Leases	Total Sq. Ft.	Comparable Space		Prior Rent PSF3	New Rent PSF4,5	Rent Spread	Same Space TI PSF
			Leases2	Sq. Ft.

New Leases – Q4	33	72,113	12	27,335	$18.25	$22.06	20.9%	$32.14
New Leases – Q3	28	172,799	15	68,834	$13.91	$20.03	43.9%	$11.97

Renewals – Q4	43	303,993	43	303,993	$12.26	$12.95	5.7%	$0.53
Renewals – Q3	36	251,717	36	251,717	$13.92	$14.80	6.3%	$0.41

Total – Q4	76	376,106	55	331,328	$12.75	$13.70	7.5%	$3.18
Total – Q3	64	424,516	51	320,551	$13.92	$15.92	14.4%	$2.89

________________
1	Comparable space leases on this report represent retail properties only. Office leases are shown as non-comparable and ground leases are excluded.
2	Comparable leases represent those leases signed for which there was a former tenant within the last 12 months.
3	Prior rent represents minimum rent, if any, paid by the prior tenant in the final 12 months of the term.
4	All amounts reported at lease execution.
5	Contractual rent represents contractual minimum rent per square foot for the first twelve months of the lease.

p. 21
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/14

LEASE EXPIRATIONS – OPERATING PORTFOLIO

As of December 31, 2014

This table includes the following:
•	Operating retail properties;
•	Operating office properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2014.

	Number of Expiring Leases1	Expiring GLA/NRA2	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent3	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2015	232	1,070,912	6.7%	$16,213,136	6.7%	$15.14	$277,296
2016	267	1,504,117	9.4%	20,384,310	8.4%	13.55	159,000
2017	293	1,817,224	11.4%	28,793,332	11.9%	15.84	512,556
2018	345	2,218,200	13.9%	35,947,219	14.8%	16.21	1,037,875
2019	258	1,658,871	10.4%	26,928,164	11.1%	16.23	651,970
2020	143	1,815,447	11.3%	21,781,548	9.0%	12.00	1,492,445
2021	93	862,111	5.4%	12,550,543	5.2%	14.56	468,525
2022	90	876,639	5.5%	14,383,982	5.9%	16.41	1,185,782
2023	112	979,919	6.1%	15,624,199	6.4%	15.94	359,523
2024	92	901,209	5.6%	17,969,693	7.4%	19.94	381,004
Beyond	95	2,301,846	14.4%	32,062,078	13.2%	13.93	11,398,003
	2,020	16,006,495	100.0%	$242,638,205	100.0%	$15.16	$17,923,979

____________________
1	Lease expiration table reflects rents in place as of December 31, 2014 and does not include option periods; 2014 expirations include 42 month-to-month tenants. This column also excludes ground leases.

2	Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.

3	Annualized base rent represents the monthly contractual rent for the month of December 2014 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 22
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/14

LEASE EXPIRATIONS – RETAIL ANCHOR TENANTS1

As of December 31, 2014

This table includes the following:
•	Operating retail properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2014.

	Number of Expiring Leases2	Expiring GLA/NRA3	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent4	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2015	19	521,005	3.3%	$4,879,766	2.0%	$9.37	$0
2016	29	901,466	5.6%	7,772,418	3.2%	8.62	159,000
2017	45	1,123,378	7.0%	13,346,582	5.5%	11.88	0
2018	53	1,436,700	9.0%	16,964,964	6.9%	11.81	644,149
2019	39	1,081,636	6.8%	13,289,345	5.5%	12.29	0
2020	40	1,524,582	9.5%	15,352,823	6.3%	10.07	1,110,883
2021	24	645,258	4.0%	7,059,460	2.9%	10.94	0
2022	26	616,349	3.9%	8,346,496	3.4%	13.54	744,622
2023	25	654,829	4.1%	7,895,351	3.2%	12.06	260,000
2024	19	667,044	4.2%	12,222,225	5.0%	18.32	260,004
Beyond	48	2,039,951	12.8%	25,922,435	10.6%	12.71	7,505,194
	367	11,212,198	70.0%	$133,051,864	54.8%	$11.87	$10,683,851

____________________
1	Retail anchor tenants are defined as tenants that occupy 10,000 square feet or more.

2	Lease expiration table reflects rents in place as of December 31, 2014 and does not include option periods; 2014 expirations include one month-to-month tenant. This column also excludes ground leases.

3	Expiring GLA excludes square footage for non-owned ground lease structures on land we own and ground leased to tenants.

4	Annualized base rent represents the monthly contractual rent for the month of December 2014 for each applicable property multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 23
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/14

LEASE EXPIRATIONS – RETAIL SHOPS

As of December 31, 2014

This table includes the following:
•	Operating retail properties; and
•	Development property tenants open for business as of December 31, 2014.

	Number of Expiring Leases1	Expiring GLA/NRA1,2	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent3	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2015	210	503,929	3.2%	$10,536,093	4.4%	$20.91	$277,296
2016	238	602,651	3.8%	12,611,893	5.2%	20.93	0
2017	246	610,736	3.8%	13,950,903	5.8%	22.84	512,556
2018	290	763,663	4.8%	18,598,683	7.7%	24.35	393,727
2019	218	571,982	3.6%	13,537,699	5.6%	23.67	651,970
2020	102	277,554	1.7%	6,185,790	2.6%	22.29	381,562
2021	68	210,691	1.3%	5,349,352	2.2%	25.39	468,525
2022	61	209,244	1.3%	5,163,867	2.1%	24.68	441,160
2023	85	292,102	1.8%	7,060,660	2.9%	24.17	99,522
2024	72	206,881	1.3%	5,439,841	2.2%	26.29	121,000
Beyond	44	182,255	1.1%	5,002,881	2.2%	27.45	3,892,810
	1,634	4,431,688	27.7%	$103,437,660	42.6%	$23.34	$7,240,128

____________________
1
Lease expiration table reflects rents in place as of December 31, 2014, and does not include option periods; 2014 expirations include 39 month-to-month tenants.  This column also excludes ground leases.

2	Expiring GLA excludes estimated square footage to non-owned structures on land we own and ground leased to tenants.

3	Annualized base rent represents the monthly contractual rent for the month of December 2014 for each applicable property multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 24
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/14

LEASE EXPIRATIONS – OFFICE TENANTS

As of December 31, 2014

	Number of Expiring Leases1	Expiring NLA1	% of Total NRA Expiring	Expiring Annualized Base Rent2	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.
2015	3	45,978	0.3%	$797,277	0.3%	$17.34
2016	0	0	0.0%	0	0.0%	0.00
2017	2	83,110	0.5%	1,495,847	0.6%	18.00
2018	2	17,837	0.1%	383,572	0.2%	21.50
2019	1	5,253	0.0%	101,120	0.0%	19.25
2020	1	13,311	0.1%	242,935	0.1%	18.25
2021	1	6,162	0.0%	141,732	0.1%	23.00
2022	3	51,046	0.3%	873,619	0.4%	17.11
2023	2	32,988	0.2%	668,189	0.3%	20.26
2024	1	27,284	0.2%	307,627	0.1%	11.28
Beyond	3	79,640	0.5%	1,136,762	0.5%	14.27
	19	362,609	2.3%	$6,148,681	2.5%	$16.96

____________________
1
Lease expiration table reflects rents in place as of December 31, 2014 and does not include option periods. This column also excludes ground leases. 2015 expirations include two month-to-month tenants.

2	Annualized base rent represents the monthly contractual rent for the month of December 2014 for each applicable property multiplied by 12. Excludes tenant reimbursements.

p. 25
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/14

SUMMARY RETAIL PORTFOLIO STATISTICS INCLUDING JOINT VENTURE PROPERTIES

	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Company Owned GLA – Operating Retail1,5	16,156,995	16,935,582	8,489,877	8,483,449	8,358,846
Total GLA – Operating Retail1,5	23,859,680	25,213,668	11,296,321	11,295,013	11,463,830
Projected Owned GLA of Development and Redevelopment Projects Under Construction	784,019	665,246	831,698	914,636	879,754
Projected Total GLA of Development and Redevelopment Projects Under Construction2	1,027,414	888,641	1,055,093	1,138,031	1,073,890
Number of Operating Retail Properties	118	124	64	64	66
Number of Retail Development Properties Under Construction	4	3	3	2	2
Number of Retail Redevelopment Properties	3	3	4	4	4
Percentage Leased – Operating Retail4	94.8%	94.9%	95.2%	95.3%	95.3%
Annualized Base Rent & Ground Lease Revenue – Operating Retail Properties3 (excludes redevelopment)	$249,518,912	$258,706,533	$112,602,606	$112,631,533	$108,829,221

____________________
1
Company Owned GLA represents gross leasable area owned by the Company. Total GLA includes Company Owned GLA, plus square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space.

2
Projected Company Owned GLA Under Development or Redevelopment represents gross leasable area under development that is projected to be owned by the Company. Projected Total GLA Under Development or Redevelopment includes Projected Company Owned GLA, plus projected square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space that is existing or under construction.

3	Annualized Base Rent represents the monthly contractual rent in effect for each period shown, multiplied by 12. Excludes tenant reimbursements.

4	Excludes square footage of structure owned by tenants under ground leases with the Company.

5	As of December 31, 2014, GLA includes seven properties held for sale with 740,034 owned square feet and a leased percentage of 93.8%.

p. 26
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/14

SUMMARY OFFICE PORTFOLIO STATISTICS

Retail Portfolio	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Company Owned Net Rentable Area (NRA)3	406,063	386,852	386,852	386,852	386,852
Number of Operating Office Properties	2	2	2	2	2
Percentage Leased – Operating Office Properties3	93.3%	95.2%	95.2%	95.2%	95.2%
Annualized Base Rent – Office Properties1,2,3	$6,148,681	$5,993,727	$5,993,727	$5,993,732	$5,941,788

____________________
1	Annualized Base Rent does not include tenant reimbursements or income attributable to the Union Station Parking Garage.

2	Annualized Base Rent includes $723,216 from KRG and subsidiaries.

3	Includes the separate office space at Eddy Street Commons and Tradition Village Square.

p. 27
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/14

DEVELOPMENT PROJECTS

Under Construction:
Project	Company Ownership %	MSA	Actual/ Projected Opening Date1	Projected Owned GLA2	Projected Total GLA3	Percent of Owned GLA Occupied4	Percent of Owned GLA Pre-Leased/ Committed5	Total Estimated Project Cost7	Cost Incurred as of Dec. 31, 20146	Major Tenants and Non-owned Anchors
Holly Springs Towne Center, NC - Phase II	100%	Raleigh	Q3 2015	122,143	154,143	0.0%	77.6%	$47,500	$18,226	Target (non-owned), Carmike Cinemas, Bed Bath & Beyond, DSW
Parkside Town Commons, NC – Phase I8	100%	Raleigh	Q2 2014	104,978	245,573	82.2%	90.2%	39,000	38,804	Target (non-owned), Harris Teeter (ground lease), Petco
Parkside Town Commons, NC – Phase II	100%	Raleigh	Q3 2014	281,427	324,260	30.2%	67.8%	70,000	68,345	Frank Theatres, Golf Galaxy, Field & Stream
Tamiami Crossing, FL	100%	Naples	Q2 2016	118,773	138,773	0.0%	85.5%	44,000	20,185	Stein Mart, 4 national junior anchors
Total				627,321	862,749	27.3%	76.8%	$200,500	$145,560
Cost incurred as of December 31, 2014 and included in Construction In Progress on balance sheet									$81,953

____________________
1
Opening Date is defined as the first date a tenant is open for business or a ground lease payment is made. Stabilization (i.e., 85% occupied) typically occurs within six to twelve months after the opening date.

2
Projected Owned GLA represents gross leasable area we project we will own. It excludes square footage that we project will be attributable to non-owned outlot structures on land owned by us and expected to be ground leased to tenants. It also excludes non-owned anchor space.

3
Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that we own, and non-owned anchor space that currently exists or is under construction.

4	Includes tenants that have taken possession of their space or have begun paying rent.

5
Excludes outlot land parcels owned by the Company and ground leased to tenants. Includes leases under negotiation for approximately 80,385 square feet for which the Company has signed non-binding letters of intent.

6	Dollars in thousands. Reflects both the Company’s and partners’ share of costs.

7	Cost incurred is reclassified to fixed assets on the consolidated balance sheet on a pro-rata basis as portions of the asset are placed in service.

8	The owned GLA for Parkside Town Commons Phase I includes a 53,000 square foot ground lease with Harris Teeter Supermarket.

p. 28
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/14

REDEVELOPMENT PROJECTS

Under Construction:
Project	Company Ownership %	MSA	Actual/ Projected Opening Date1	Projected Total GLA3	Projected Owned GLA2	Percent of Owned GLA Occupied4	Percent of Owned GLA Pre-Leased/ Committed5	Total Estimated Project Cost7	Cost Incurred as of Dec. 31, 20146	Major Tenants and Non-owned Anchors
Gainesville Plaza, FL	100%	Gainesville	Q2 2015	164,665	162,693	66.3%	81.6%	14,300	$7,677	Burlington Coat Factory, Ross Dress for Less

Total				164,665	162,693	66.3%	81.6%	$14,300	$7,677
Cost incurred as of December 31, 2014 and included in Construction In Progress on balance sheet									$4,535

Pending Commencement of Construction:
Project	Company Ownership %	MSA	Actual/ Projected Opening Date1	Projected Total GLA3	Projected Owned GLA2	Total Estimated Project Cost7	Cost Incurred as of Dec. 31, 20146	Major Tenants and Non-owned Anchors
Hamilton Crossing Centre, IN	100%	Indianapolis	TBD	77,296	69,596	TBD	$149	TBD
Courthouse Shadows, FL	100%	Naples	TBD	134,867	134,867	TBD	580	TBD
Total				212,163	204,463	TBD	$729
Cost incurred as of December 31, 2014 and included in Construction In Progress on balance sheet							$729

Summary of Construction In Progress on Consolidated Balance Sheet ($ in thousands):
Cost incurred for development projects under construction	$81,953
Cost incurred for redevelopment projects under construction (from above)	4,535
Deerwood apartments	15,656
Cost incurred for development projects pending construction (from above)	729
Holly Springs Towne Center – Phase III	4,372
Miscellaneous tenant improvements and small projects	18,638
Construction In Progress on Consolidated Balance Sheet	$125,883

See prior page for footnotes.

p. 29
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/14

2014 PROPERTY DISPOSITIONS

Property Name	Property Type	MSA	Date Sold	Sales Price
50th & 12th	Single tenant (Walgreens)	Seattle, WA	1/7/14	$8,640,000
Red Bank Commons	Unanchored strip center	Evansville, IN	3/7/14	5,300,000
Ridge Plaza	A & P Grocery-anchored center	Oak Ridge, NJ	3/31/14	21,250,000
Zionsville Walgreens	Single tenant (Walgreens)	Indianapolis, IN	9/23/14	7,348,000

Tranche I of asset sale1				150,776,000
Landing at Ocean Isle	Grocery-anchored center	Ocean Isle Beach, NC	11/21/14
Fox Point Plaza	Grocery-anchored center	Neenah, WI	12/15/14
Shoppes at Prairie Ridge	Power center	Pleasant Prairie, WI	12/15/14
Heritage Square	Walgreens-anchored center	Conyers, GA	12/15/14
Harvest Square	Grocery-anchored center	Harvest, AL	12/15/14
Copps Grocery	Single tenant	Stevens Point, WI	12/15/14
Branson Hills Shopping Center	Power center	Branson, MO	12/15/14
Total				$193,314,000

1	Company is party to a definitive agreement to sell an additional seven operating properties.

p. 30
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/14

GEOGRAPHIC DIVERSIFICATION – OPERATING PORTFOLIO

As of December 31, 2014

	Number of Operating Properties1	Owned GLA/NRA2	Percent of Owned GLA/NRA	Total Number of Leases	Annualized Base Rent3	Percent of Annualized Base Rent	Annualized Base Rent per Leased Sq. Ft.
Alabama	4	761,191	4.6%	76	$8,042,976	3.4%	$11.04
Arizona	1	79,902	0.5%	10	2,241,241	0.9%	28.05
Arkansas	1	151,927	0.9%	14	1,926,306	0.8%	12.85
Connecticut	1	208,929	1.3%	24	3,241,084	1.4%	16.00
Florida	36	4,353,316	26.3%	621	60,158,585	25.2%	14.95
Georgia	4	736,636	4.5%	88	8,381,113	3.5%	11.73
Illinois	3	310,865	1.9%	23	4,183,945	1.8%	13.90
Indiana – Retail Properties	21	2,302,439	13.9%	254	29,671,651	12.5%	13.38
Indiana – Office Properties	2	369,556	2.2%	17	6,074,620	2.5%	17.13
Louisiana	1	151,719	0.9%	23	2,384,349	1.0%	19.77
Missouri	1	75,951	0.5%	6	922,461	0.4%	12.15
Nebraska	1	69,676	0.4%	2	992,226	0.4%	14.24
Nevada	7	928,982	5.6%	181	20,414,409	8.6%	23.69
New Hampshire	1	78,892	0.5%	14	969,452	0.4%	12.29
New Jersey	1	106,383	0.6%	26	2,880,205	1.2%	28.25
New York	1	365,905	2.2%	12	9,141,058	3.8%	26.01
North Carolina	7	727,007	4.4%	113	12,351,054	5.2%	17.89
Ohio	1	236,230	1.4%	7	2,062,668	0.9%	8.73
Oklahoma	4	657,146	4.0%	79	8,475,793	3.6%	13.52
Oregon	2	31,171	0.2%	13	553,894	0.2%	23.63
South Carolina	3	516,732	3.1%	41	5,371,276	2.3%	10.67
Tennessee	2	399,376	2.4%	34	5,473,938	2.3%	14.80
Texas	10	1,951,840	11.8%	202	25,986,912	10.9%	13.80
Utah	2	384,692	2.3%	74	6,156,037	2.6%	16.47
Virginia	1	399,047	2.4%	59	7,052,329	3.0%	18.72
Washington	1	107,998	0.7%	24	2,092,039	0.9%	21.36
Wisconsin	1	82,254	0.5%	15	1,062,753	0.4%	14.67
Total	120	16,545,762	100.0%	2,052	$238,264,375	100.0%	$15.19

____________________
1
This table includes operating retail properties, operating office properties, and ground lease tenants who commenced paying rent as of December 31, 2014 and excludes three  retail properties under redevelopment.

2	Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company. It also excludes the square footage of Union Station Parking Garage.

3	Annualized Base Rent excludes $17,403,219 in annualized ground lease revenue attributable to parcels and outlots owned by the Company and ground leased to tenants.

p. 31
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/14

OPERATING RETAIL PORTFOLIO SUMMARY REPORT

As of December 31, 2014

		Year	Owned GLA2			Leased					Major
Property1	MSA	Built/ Renovated	Total	Anchors	Shops	Total	Anchors	Shops	ABR per SqFt	Major Owned Tenants	Non-owned Tenants
Alabama
Clay Marketplace	Birmingham	1966/2003	66,165	44,840	21,325	93.1%	100.0%	78.7%	12.50	Publix
Eastside Junction**	Athens	2008	79,700	45,600	34,100	91.0%	100.0%	79.0%	12.02	Publix
Prattville Town Center**	Prattville	2007	168,842	112,042	56,800	98.9%	100.0%	96.8%	14.61	Books A Million, Office Depot, PetSmart, Ross Dress for Less, TJ Maxx	Target, Home Depot
Trussville Promenade	Birmingham	1999	446,484	354,010	92,474	95.7%	100.0%	79.4%	9.26	Wal-Mart, Regal Cinemas, Marshalls, Big Lots, PetSmart, Dollar Tree	Kohl's, Sam's Club
Arizona
The Corner	Tucson	2008	79,902	55,883	24,019	100.0%	100.0%	100.0%	28.05	Nordstrom Rack, Total Wine & More	Home Depot
Arkansas
Fairgrounds Crossing**	Hot Springs	2011	151,927	126,613	25,314	98.7%	100.0%	91.9%	12.85	Bed Bath & Beyond, Best Buy, Dick's Sporting Goods, Michaels, PetSmart	Sam’s Club
Connecticut
Crossing at Killingly Commons	Worcester MA-CT	2010	208,929	148,250	60,679	97.0%	100.0%	89.5%	16.00	Bed Bath & Beyond, Lowe's Home Improvement, Michaels, Petco, Staples, Stop & Shop Supermarket, TJ Maxx	Target
Florida
12th Street Plaza	Vero Beach	1978/2003	138,268	121,376	16,892	99.0%	100.0%	91.7%	9.82	Publix, Stein Mart, Tuesday Morning, Sunshine Furniture, Planet Fitness
Bayport Commons	Oldsmar	2008	97,193	71,540	25,653	91.6%	100.0%	68.1%	16.08	Gander Mountain, PetSmart, Michaels	Target
Bolton Plaza	Jacksonville	1986/2014	155,705	114,195	41,510	87.5%	100.0%	53.0%	9.12	LA Fitness, Academy Sports
Burnt Store Promenade	Punta Gorda	1989	94,223	42,112	52,111	74.9%	100.0%	54.6%	9.04	Publix	Home Depot
Centre Point Commons	Bradenton	2007	119,275	93,574	25,701	100.0%	100.0%	100.0%	16.88	Best Buy, Dick's Sporting Goods, Office Depot	Lowe’s Home Improvement
Cobblestone Plaza	Ft Lauderdale	2011	133,213	68,169	65,044	99.2%	100.0%	98.3%	25.79	Whole Foods, Party City, All Pets Emporium
Colonial Square	Fort Myers	2010	182,354	146,283	36,071	92.2%	100.0%	60.6%	15.06	Around the Clock Fitness, Dollar Tree, Hobby Lobby, PetSmart, Sports Authority	Kohl’s
Cove Center	Stuart	1984/2008	155,053	130,915	24,138	96.2%	100.0%	75.5%	9.12	Publix, Bealls, Ace Hardware
Delray Marketplace	Delray	2013	260,255	118,136	142,119	90.4%	100.0%	82.4%	24.08	Frank Theatres, Publix, Jos. A. Bank, Carl’s Patio, Chico’s, Charming Charlie, Ann Taylor
Estero Town Commons	Naples	2006	25,631	-	25,631	46.8%	0.0%	46.8%	18.67	Lowe's Home Improvement
Hunter's Creek Promenade	Orlando	1994	119,729	55,999	63,730	98.4%	100.0%	97.0%	13.35	Publix
Indian River Square	Vero Beach	1997/2004	142,706	109,000	33,706	95.9%	100.0%	82.8%	10.88	Bealls, Office Depot, Dollar Tree	Target
International Speedway Square	Daytona	1999/2013	233,495	203,457	30,038	99.5%	100.0%	96.0%	10.97	Bed Bath & Beyond, Stein Mart, Old Navy, Staples, Michaels, Dick’s Sporting Goods, Total Wine & More, Shoe Carnival
King's Lake Square	Naples	1986/2014	87,073	55,610	31,463	88.8%	100.0%	69.1%	17.34	Publix, Royal Fitness
Lake City Commons	Lake City	2008	66,510	45,600	20,910	90.7%	100.0%	70.4%	13.60	Publix
Lake City Commons - Phase II	Lake City	2011	16,291	12,131	4,160	100.0%	100.0%	100.0%	14.86	PetSmart
Lake Mary Plaza	Lake Mary	2009	21,370	14,880	6,490	91.4%	100.0%	71.6%	37.82	Walgreens
Lakewood Promenade	Jacksonville	1948/1998	196,820	77,840	118,980	86.3%	100.0%	77.3%	11.43	Stein Mart, Winn Dixie
Lithia Crossing	Tampa	2003/2013	90,499	53,547	36,952	91.2%	100.0%	78.6%	14.14	Stein Mart, The Fresh Market
Miramar Square	Miramar	2008	238,334	137,505	100,829	84.9%	85.5%	84.2%	18.30	Kohl's, Miami Children's Hospital, Dollar General
Northdale Promenade	Tampa	1985/2002	175,925	118,269	57,656	93.6%	100.0%	80.5%	11.51	TJ Maxx, Bealls, Crunch Fitness	Winn Dixie
Palm Coast Landing	Palm Coast	2010	168,297	106,292	62,005	94.3%	94.9%	93.5%	18.20	Michaels, PetSmart, Ross Dress for Less, TJ Maxx, Ulta Salon	Target
Pine Ridge Crossing	Naples	1993	105,867	66,351	39,516	98.0%	100.0%	94.5%	16.30	Publix, Party City	Bealls, Target

See footnotes on page 36

p. 32
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/14

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of December 31, 2014

		Year	Owned GLA2			Leased					Major
Property1	MSA	Built/ Renovated	Total	Anchors	Shops	Total	Anchors	Shops	ABR per Sq. ft.	Major Owned Tenants	Non-owned Tenants
Pleasant Hill Commons	Kissimmee	2008	70,642	45,600	25,042	95.2%	100.0%	86.4%	14.22	Publix
Publix at St. Cloud	St. Cloud	2003	78,820	54,379	24,441	92.7%	100.0%	76.5%	12.42	Publix
Riverchase Plaza	Naples	1991/2001	78,291	48,890	29,401	98.5%	100.0%	95.9%	15.29	Publix
Saxon Crossing	Orange City	2009	119,894	95,304	24,590	100.0%	100.0%	100.0%	14.71	Hobby Lobby, LA Fitness	Lowe's Home Improvement
Shops at Eagle Creek	Naples	1983/2013	70,755	50,187	20,568	91.4%	100.0%	70.4%	14.99	Staples, The Fresh Market	Lowe's Home Improvement
Shops of Eastwood	Orlando	1997	69,037	51,512	17,525	98.1%	100.0%	92.6%	12.74	Publix
Shops at Julington Creek	Jacksonville	2011	40,207	21,038	19,169	96.4%	100.0%	92.5%	18.27	The Fresh Market
Tarpon Bay Plaza	Naples	2007	82,547	60,151	22,396	90.8%	100.0%	66.1%	21.60	World Market, Staples	Target
Temple Terrace	Temple Terrace	2012	90,377	58,798	31,579	100.0%	100.0%	100.0%	10.41	Sweetbay, United Parcel Service
The Landings at Tradition	Port St Lucie	2007	359,758	272,944	86,814	90.4%	100.0%	60.1%	15.19	Babies “R” Us, Bed Bath & Beyond, LA Fitness, Michaels, Office Max, Old Navy, PetSmart, Pier 1, Sports Authority, TJ Maxx, Ulta Salon	Target
Tradition Village Square	Port St Lucie	2006	93,210	45,600	47,610	85.9%	100.0%	72.3%	16.08	Publix
Village Walk	Fort Myers	2009	78,533	54,340	24,193	90.0%	100.0%	67.5%	15.88	Publix
Waterford Lakes Village	Orlando	1997	77,948	51,703	26,245	96.7%	100.0%	90.1%	12.39	Winn-Dixie
Georgia
Beechwood Promenade	Athens	1961/2009	342,217	247,011	95,206	94.2%	100.0%	79.0%	11.42	TJ Maxx, Georgia Theatre, CVS, BodyPlex, Stein Mart, Tuesday Morning, The Fresh Market, Jos A. Bank, Ann Taylor, Talbots, USPS, Buffalos
Mullins Crossing	Evans	2005	251,712	205,716	45,996	100.0%	100.0%	100.0%	11.94	Babies “R” Us, Kohl’s, La-Z Boy, Marshalls, Office Max, Ross Dress for Less, Petco	Target
Publix at Acworth	Atlanta	1996	69,628	37,888	31,740	96.6%	100.0%	92.4%	11.94	Publix
The Centre at Panola	Atlanta	2001	73,079	51,674	21,405	100.0%	100.0%	100.0%	12.21	Publix
Illinois
Fox Lake Crossing	Chicago	2002	99,072	65,977	33,095	90.0%	100.0%	69.9%	13.50	Dominick's Finer Foods, Dollar Tree
Naperville Marketplace	Chicago	2008	83,793	61,683	22,110	100.0%	100.0%	100.0%	13.42	TJ Maxx, PetSmart	Caputo's
South Elgin Commons	South Elgin	2011	128,000	128,000	-	100.0%	100.0%	0.0%	14.50	LA Fitness, Ross Dress for Less, Toy “R” Us	Target
Indiana
54th & College	Indianapolis	2008	-	-	-	0.0%	0.0%	0.0%	-	The Fresh Market (ground lease)
Beacon Hill	Crown Point	2006	57,191	11,043	46,148	84.0%	100.0%	80.1%	15.09	Anytime Fitness	Strack & Van Til, Walgreens
Bell Oaks Center	Newburgh	2008	94,811	74,122	20,689	98.5%	100.0%	93.0%	11.61	Archie & Clyde's Restaurant, Schnuck’s Markets
Boulevard Crossing	Kokomo	2004	124,631	74,440	50,191	95.4%	100.0%	88.6%	14.24	Petco, TJ Maxx, Ulta Salon, Shoe Carnival	Kohl's
Bridgewater Marketplace	Indianapolis	2008	25,975	-	25,975	68.2%	0.0%	68.2%	17.68		Walgreens
Castleton Crossing	Indianapolis	1975/2012	277,812	247,710	30,102	100.0%	100.0%	100.0%	10.75	K&G Menswear, Value City, TJ Maxx/Home Goods, Shoe Carnival, Dollar Tree, Burlington Coat Factory
Cool Creek Commons	Indianapolis	2005	124,646	53,600	71,046	95.6%	100.0%	92.2%	17.22	The Fresh Market, Stein Mart
Depauw University Bookstore and Café	Greencastle	2012	11,974	-	11,974	100.0%	0.0%	100.0%	8.36	Folletts, Starbucks
Eddy Street Commons	South Bend	2009	88,093	20,154	67,939	92.7%	100.0%	90.6%	23.28	Hammes Bookstore, Urban Outfitters
Fishers Station	Indianapolis	1989/2009	116,943	72,212	44,731	96.6%	100.0%	91.2%	11.75	Marsh Supermarkets, Goodwill, Dollar Tree
Geist Pavilion	Indianapolis	2006	64,102	29,700	34,402	95.9%	100.0%	92.3%	16.25	Goodwill, Ace Hardware
Glendale Town Center	Indianapolis	1958/2008	393,002	329,546	63,456	98.8%	100.0%	92.7%	6.99	Macy’s, Landmark Theaters, Staples, Indianapolis Library, Nexus Academy of Indianapolis	Lowe's Home Improvement, Target, Walgreens

See foototes on page 36

p. 33
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/14

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

                    As of December 31, 2014
		Year	Owned GLA2			Leased					Major
Property1	MSA	Built/ Renovated	Total	Anchors	Shops	Total	Anchors	Shops	ABR per Sqft	Major Owned Tenants	Non-owned Tenants
Greyhound Commons	Indianapolis	2005	-	-	-	0.0%	0.0%	0.0%	-		Lowe's Home Improvement Center
Lima Marketplace	Fort Wayne	2008	93,135	71,521	21,614	98.5%	100.0%	93.5%	13.97	Aldi, Dollar Tree, Office Depot, PetSmart	Wal-mart
Rangeline Crossing	Indianapolis	1986/2013	99,311	47,962	51,349	91.8%	100.0%	84.1%	21.57	Earth Fare, Walgreens
Rivers Edge	Indianapolis	2011	149,209	117,890	31,319	100.0%	100.0%	100.0%	19.68	Buy Buy Baby, Nordstrom Rack, The Container Store, Arhaus Furniture, Bicycle Garage of Indy
Stoney Creek Commons	Indianapolis	2000/2013	84,330	84,330	-	100.0%	100.0%	0.0%	12.39	HH Gregg, Goodwill, LA Fitness	Lowe's Home Improvement
The Corner	Indianapolis	1984/2013	42,494	12,200	30,294	65.1%	0.0%	91.3%	18.71
Traders Point	Indianapolis	2005	279,684	238,721	40,963	97.5%	100.0%	82.7%	14.59	Dick's Sporting Goods, AMC Theatres, Marsh Supermarkets, Bed, Bath & Beyond, Michaels, Old Navy, PetSmart, Books-A-Million
Traders Point II	Indianapolis	2005	46,099	-	46,099	88.7%	0.0%	88.7%	25.33
Whitehall Pike	Bloomington	1999	128,997	128,997	-	100.0%	100.0%	0.0%	7.86	Lowe's Home Improvement Center
Louisiana
Regal Court**	Shreveport	2008	151,719	89,649	62,070	79.5%	77.7%	82.1%	19.77	Dick's Sporting Goods, DSW, Ulta Salon, JC Penney, Kohl’s
Missouri
Shops at Hawk Ridge**	Lake St Louis	2008	75,951	66,081	9,870	100.0%	100.0%	100.0%	12.15	Sports Authority, TJ Maxx	Lowe's Home Improvement, Wal-Mart
Nebraska
Whispering Ridge**	Omaha	2008	69,676	69,676	-	100.0%	100.0%	0.0%	14.24	PetSmart, Sports Authority
Nevada
Cannery Corner	Las Vegas	2008	30,745	-	30,745	88.3%	0.0%	88.3%	34.38
Centennial Center	Las Vegas	2002	334,705	158,335	176,370	92.5%	100.0%	85.7%	22.58	Big Lots, Famous Footwear, Michaels, Office Max, Party City, Petco, Rhapsodielle, Ross Dress for Less, Home Depot, Sam's Club, Wal-Mart
Centennial Gateway	Las Vegas	2005	192,999	139,861	53,138	96.7%	100.0%	88.2%	23.59	24 Hour Fitness, Fresh & Easy Neighborhood Market, Sportsman's Warehouse, Walgreens
Eastern Beltway Center	Las Vegas	1998/2006	162,444	83,982	78,462	97.4%	100.0%	94.6%	23.05	Home Consignment Center, Office Max, Petco, Ross Dress for Less, Sam's Club, Wal-mart	Home Depot
Eastgate	Las Vegas	2002	96,589	53,030	43,559	88.5%	100.0%	74.4%	21.71	99 Cent Only Store, Office Depot, Party City	Wal-mart
Lowe's Plaza	Las Vegas	2007	30,208	-	30,208	44.4%	0.0%	44.4%	30.48		Sam’s Club, Lowe’s Home Improvement
Rampart Commons	Las Vegas	2002	81,292	29,265	52,027	100.0%	100.0%	100.0%	26.79	Ann Taylor, Chico’s, Francesca’s Collection, Banana Republic, Pottery Barn, Williams Sonoma
New Hampshire
Merrimack Village Center	Merrimack	2007	78,892	54,000	24,892	100.0%	100.0%	100.0%	12.29	Supervalu
New Jersey
Bayonne Crossing	Bayonne	2011	106,383	52,219	54,164	95.8%	100.0%	91.8%	28.25	Michaels, New York Sports Club, Lowe's Home Improvement, Wal-mart
New York
City Center at White Plains	White Plains	2004	365,905	329,360	36,545	96.0%	100.0%	60.3%	26.01	Barnes & Noble, National Amusement, New York Sports Club, Nordstrom Rack, Shop Rite, Toys “R” Us/Babies “R” Us	Target
North Carolina
Holly Springs Towne Center	Holly Springs	2013	207,631	109,233	98,398	92.3%	100.0%	83.7%	15.93	Dick's Sporting Goods, Marshalls, Petco, Ulta Salon	Target
Memorial Commons	Goldsboro	2008	111,271	73,876	37,395	91.0%	100.0%	73.1%	12.00	Harris Teeter, Office Depot

See foototes on page 36

p. 34
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/14

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

                    As of December 31, 2014
		Year	Owned GLA2			Leased					Major
Property1	MSA	Built/ Renovated	Total	Anchors	Shops	Total	Anchors	Shops	ABR per Sqft	Major Owned Tenants	Non-owned Tenants
Northcrest Shopping Center	Charlotte	2008	133,674	76,053	57,621	95.7%	100.0%	89.9%	21.40	David's Bridal, Dollar Tree, Old Navy, REI, Shoe Carnival	Target
Oleander Place	Wilmington	2012	45,530	30,144	15,386	100.0%	100.0%	100.0%	16.06	Whole Foods
Perimeter Woods	Charlotte	2008	126,143	105,262	20,881	99.2%	100.0%	95.2%	20.60	Best Buy, Off Broadway Shoes, Office Max, PetSmart, Lowe's Home Improvement
Toringdon Market	Charlotte	2004	60,539	26,072	34,467	100.0%	100.0%	100.0%	19.63	Earth Fare
Walgreens Plaza**	Jacksonville	2010	42,219	27,779	14,440	91.1%	100.0%	74.0%	22.11	L-3 Communications, Walgreens
Ohio
Eastgate Pavilion	Cincinnati	1995	236,230	231,730	4,500	100.0%	100.0%	100.0%	8.73	Best Buy, Dick's Sporting Goods, Value City Furniture, PetSmart, DSW, Bed Bath & Beyond
Oklahoma
Shops at Moore	Moore	2010	259,692	187,916	71,776	99.5%	100.0%	98.3%	12.03	Bed Bath and Beyond, Best Buy, Dustee's Fashion Accessories, Hobby Lobby, Office Depot, PetSmart, Ross Dress for Less	JC Penney
Silver Springs Pointe	Oklahoma City	2001	48,444	20,515	27,929	73.0%	100.0%	53.1%	15.02	Kohl’s, Office Depot	Walmart, Sam’s Club, Home Depot
University Town Center	Norman	2009	158,516	77,097	81,419	95.6%	100.0%	91.5%	17.43	Office Depot, Petco, TJ Maxx, Ulta Salon	Target
University Town Center Phase II	Norman	2012	190,494	133,546	56,948	95.4%	100.0%	84.5%	12.07	Academy Sports, DSW, Home Goods, Michaels, Kohl’s
Oregon
Cornelius Gateway	Portland	2006	21,326	-	21,326	70.8%	0.0%	70.8%	21.10	Fedex/Kinkos	Fred Meyer
Shops at Otty	Portland	2004	9,845	-	9,845	84.7%	0.0%	84.7%	28.19		Wal-Mart
South Carolina
Hitchcock Plaza	Aiken	2006	252,370	214,480	37,890	100.0%	100.0%	100.0%	9.29	Academy Sports, Achieve Fitness, Bed Bath and Beyond, Farmers Home Furniture, Old Navy, Ross Dress for Less, TJ Maxx
Shoppes at Plaza Green	Greenville	2000	196,307	172,136	24,171	94.0%	94.1%	93.8%	12.67	Bed Bath & Beyond, Christmas Tree Shops, Sears, Party City, Shoe Carnival, AC Moore, Old Navy
Publix at Woodruff	Greenville	1997	68,055	47,955	20,100	97.4%	100.0%	91.0%	10.40	Publix
Tennessee
Cool Springs Market	Nashville	1995	223,912	165,712	58,200	86.8%	87.9%	83.7%	14.95	Jo-Ann Fabric, Dicks Sporting Goods, Staples, Marshalls	Kroger
Hamilton Crossing – Phases II & III	Alcoa	2008	175,464	135,737	39,727	100.0%	100.0%	100.0%	14.63	Dicks Sporting Goods, Michaels, Old Navy, PetSmart, Ross Dress for Less
Texas
Burlington Coat Factory	San Antonio	1992/2000	107,400	107,400	-	100.0%	100.0%	0.0%	5.00	Burlington Coat Factory
Kingwood Commons	Houston	1999	164,366	74,836	89,530	99.7%	100.0%	99.4%	18.82	Randall's Food and Drug, Petco, Chico's, Talbots, Ann Taylor, Jos. A. Bank
Market Street Village	Hurst	1970/2011	156,625	136,746	19,879	100.0%	100.0%	100.0%	11.61	Jo-Ann Fabric, Ross Dress for Less, Office Depot, Buy Buy Baby
Plaza at Cedar Hill	Dallas	2000/2010	303,458	244,065	59,393	99.2%	100.0%	95.7%	12.52	Hobby Lobby, Office Max, Ross Dress for Less, Marshalls, Sprouts Farmers Market, Toys “R” Us/Babies “R” Us, DSW
Plaza Volente	Austin	2004	156,333	105,000	51,333	94.2%	100.0%	82.4%	16.75	H-E-B Grocery
Portofino Shopping Center	Houston	1999/2010	371,990	211,858	160,132	86.6%	89.4%	83.0%	17.27	DSW, Michaels, Sports Authority, Lifeway Christian Store, Stein Mart, PetSmart, Old Navy	Sam’s Club
Sunland Towne Centre	El Paso	1996/2014	306,437	265,037	41,400	98.9%	100.0%	91.7%	11.36	PetSmart, Ross Dress for Less, Kmart, Bed Bath & Beyond, Specs Fine Wines, Sprouts Farmers Market

See footnotes on page 36

p. 35
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/14

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of December 31, 2014

		Year	Owned GLA2			Leased					Major
Property1	MSA	Built/ Renovated	Total	Anchors	Shops	Total	Anchors	Shops	ABR per Sqft	Major Owned Tenants	Non-owned Tenants
Waxahachie Crossing	Waxahachie	2010	97,127	72,191	24,936	98.8%	100.0%	95.2%	14.13	Best Buy, PetSmart, Ross Dress for Less	Home Depot, JC Penney
Westside Market	Frisco	2013	93,377	70,000	23,377	97.4%		89.4%	15.83	Randall's Tom Thumb
Wheatland Town Crossing	Wheatland	2012	194,727	142,302	52,425	100.0%		100.0%	12.89	Conn's, Dollar Tree, Office Depot, Party City, PetSmart, Ross Dress for Less, Shoe Carnival	Target, Aldi
Utah
Draper Crossing	Draper	2012	164,098	115,916	48,182	97.9%	100.0%	92.8%	14.54	Dollar Tree, Downeast Home, Smiths, TJ Maxx
Draper Peaks	Draper	2012	220,594	101,464	119,130	96.6%	100.0%	93.7%	17.93	Michaels, Office Depot, Petco, Quilted Bear, Ross Dress for Less	Kohl’s
Virginia
Landstown Commons	Virginia Beach	2007	399,047	217,466	181,581	94.4%	100.0%	87.7%	18.72	AC Moore, Bed Bath & Beyond, Best Buy, Books-A-Million, Office Max, PetSmart, Ross Dress for Less, Shoe Carnival, Walgreens	Kohl’s
Washington
Four Corner Square	Maple Valley	1985/2013	107,998	68,046	39,952	90.7%	100.0%	74.8%	21.36	Walgreens, Grocery Outlet, Johnsons Do-It Center
Wisconsin
Village at Bay Park	Green Bay	2005	82,254	23,878	58,376	88.1%	100.0%	83.2%	14.67	DSW, JC Penney

Total			16,156,995	11,089,468	5,067,527	94.8%	99.0%	85.7%	$15.15

____________________

1	All properties are wholly owned, except as indicated. Unless otherwise noted, each property is owned in fee simple by the Company.

2	Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of December 31, 2014, except for Greyhound Commons and 54th & College.

3	See Joint Venture Summary.

**	This property is under a definitive agreement to be sold.

p. 36
Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/14

OPERATING OFFICE PROPERTY INFORMATION

As of December 31, 2014

	MSA	Year Built/ Renovated	Acquired, Redeveloped or Developed	Owned NRA	Percentage Of Owned NRA Leased	Annualized Base Rent1	Percentage of Annualized Office Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants
Office properties
Thirty South Meridian2	Indianapolis	1905/2002	Redeveloped	287,928	94.8%	$4,918,074	80.0%	$18.01	Indiana Supreme Court, City Securities, Kite Realty Group, Lumina Foundation
Union Station Parking Garage3	Indianapolis	1986	Acquired	N/A	N/A	N/A	N/A	N/A	Denison Parking
Stand-alone office components of retail projects
Eddy Street Office (part of Eddy Street Commons) 4	South Bend	2009	Developed	81,628	100.0%	$1,156,546	18.8%	$14.17	University of Notre Dame Offices
Tradition Village Office (part of Tradition Village Square)	Port St. Lucie	2006	Acquired	19,211	41.2%	74,061	1.2%	9.36
Total				388,767	93.3%	$6,148,681	100.0%	$16.96

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1	Annualized Base Rent represents the monthly contractual rent for December 2014 for each applicable property, multiplied by 12. Excludes tenant reimbursements.

2	Annualized Base Rent includes $723,216 from the Company and subsidiaries as of December 31, 2014.

3	The garage is managed by a third party.

4	The Company also owns Eddy Street Commons in South Bend, Indiana along with a parking garage that serves a hotel and the office and retail components of the property.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/14

EARNINGS GUIDANCE

As of December 31, 2014

2015 Guidance
FFO per diluted common share, as adjusted1,2,3	$1.90 - $2.00
Acquisitions at mid-point of the guidance range	$80 million
Same Property NOI	2.5% – 3.5%
Percent leased at year-end	95% – 96%

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1	Excludes acquisition costs and costs related to early prepayment of debt or preferred.

2	The impact from the previously announced asset sale of $318 million, including the second tranche which is expected to close on or before March 16, 2015.

3	Opportunistically access the unsecured bond market and utilize the proceeds to repay near-term maturities and certain borrowings under the Company’s line of credit.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/14